1st Quarter 2021 Update UMB Financial Corporation April 27, 2021 Exhibit 99.3

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 1st Quarter 2021 Results Line of Business Updates Appendix 3 7 16 30 40 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on page 42 for important disclosures about information contained in this presentation.

Corporate Overview 3 Highlights Corporate Trust / Investment Banking Division Fund Services Asset-based lending Accounts receivable financing Healthcare Services Private Wealth Management / Personal Trust 91 banking centers 232 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Recent Expansion Markets International Presence UMB Trust & Agency Services – Dublin, Ireland At, or for the 3 months ended, 03/31/21. (1) Includes $1.4B in PPP balances; (2) Includes $11.4B in managed assets and $4.3B in Assets Under Administration for Private Wealth customers; (3) Includes assets in Fund Services, Corporate Trust and Healthcare Services.

Beyond Financials – Our Culture 4 A company built to withstand the test of time. Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Commitment Our Vision

Corporate Citizenship – Our Commitment

UMB

Inclusion & Diversity

We want our company to be as diverse as the world we live in.

- Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities
- Our BRGs provide opportunities to listen, learn and turn empathy into action
- Unconscious bias training is embedded throughout manager development offerings
- In 2020, 29% of all UMB hires were people of color, 47% were women and 8% were veterans
- 50% diversity among leadership team

Strong Corporate Governance

Effective governance programs help achieve business goals and drive stakeholder value.

- 12-person board of directors, with 10 independent members
- 33% board diversity
- Deliberate selection criteria which includes diversity standards in the board nomination process
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit
- Closely analyzed and competitive compensation practices

Community Impact

Associate volunteerism and corporate philanthropy help build strong community partnerships.

- 1,000+ participants in our workplace giving campaign supporting qualified nonprofits
- UMB's Matching Gift Program utilization increased 380% from 2019 to 2020
- $2.6mm+ in donations and sponsorships in 2020
- UMB Market went virtual, with videos and worksheets to help children learn about healthy shopping on a budget

Efficient & Sensible Resource Use

UMB recognizes the undeniable importance of sustainable business practices.

- 74 UMB buildings use automated systems designed to conserve energy
- More than 161,000 kilowatt hours generated by solar panels
- Energy-efficient lighting programs saved more than 189,000 kilowatt hours
- Recycled 13,350 pounds of comingled materials and 308 pounds of batteries

Read our 2020 Corporate Citizenship Report at UMB.com/CorporateCitizenship

5

Business Model – Our Diverse Foundation

UMB

Commercial & Personal Banking Services

Revenue: FY'20 $929 million; 1Q'21 $212 million / Average deposits: $16.9 billion

Commercial

Average loans: $12.8B (1)

Average deposits: $10.3B

- C&I and CRE Lending
- ABL and Factoring
- Treasury Management
- Merchant Payments
- Specialized Expertise:
  - Agribusiness
  - Energy
  - Practice Finance
  - Aviation
  - Construction
  - Mezzanine debt & equity investments

Consumer

Average loans: $2.1B [(1) (2)]

Average deposits: $6.6B

- Retail deposit and lending services through 91 branches and online
- Small business banking
- Consumer mortgage
- Private banking services

Private Wealth

AUM = $11.4B

AUA = $4.3B

- Financial planning
- Investment management
- Trust and estate planning
- Family office
- Business exit planning

Institutional Banking Services

Revenue: FY'20 $362 million; 1Q'21 $91 million / Average deposits: $9.9 billion

Institutional Banking provides solutions for the entire marketplace. $375 billion in AUA.

Corporate Trust & Escrow Services

- Bond trustee & agency services

Distressed Debt

- Default workout & successor trustee services

Fund Services

- Fund accounting, administration, transfer agency & custody

Institutional Custody

- Domestic & international custody services

Capital Markets

- Fixed income sales & trading
- Public finance

Investor Solutions

- Banking, cash management & specialty services for financial firms

Healthcare Services

- Health savings accounts - $2.5B in deposits
- Healthcare payment solutions
- HSA Saver program - $717mm in assets

(1) Excludes $1.3B in average PPP balances and $362mm in average credit card balances. (2) Includes consumer loans plus residential real estate loans to retail and private banking clients. Balances at or for quarter ended 03/31/21.

6

Our Investment Thesis

Investment Thesis – Our Opportunity 8 Track record of relative outperformance in loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis, built out specialized teams Runway for Growth Attractive deposit base Stable, diverse and low-cost funding sources Net interest income growth outpacing the industry Above peer earning asset growth Focus on returning value to shareholders Risk-adjusted returns EPS and tangible book value growth outpace peers Consistent dividend growth Peer-leading levels of fee income Revenue from diverse lines of business and verticals provide a natural hedge against lower rate environments Solid capital and liquidity positions support growth objectives Higher common equity levels Attractive loan-to-deposit ratio Unwavering credit standards and time-tested underwriting philosophy Strong asset quality metrics Long-tenured credit team – average of 22 years with UMB Chief Credit Officer – 35 years with UMB

Balance Sheet Growth – Across All Business Cycles 9 Average Loans Average Deposits Average annual balances in billions. Excludes PPP balances for 2020. (2) Source: S&P Global. 1.71% 0.34% 1.01% 0.25% Annual Loan Growth Annual Deposit Growth 13% 14% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10% 3% 7% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 11.1% 15 Year CAGR 10.6% (1)

Differentiated Revenue Profile – Multiple Sources of Growth 10 Net Interest Income Fee Income Provides Diversity 15 Year CAGR 9.5% Dollars in millions. Note: Fee income prior to 2017 contains income from discontinued operations. (1) Source: S&P Global. 30% 28% 57% 43% $440.2 $1,291.4 $472.2 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 7.4% Revenue Growth Peer Med. 15 Year CAGR 5.8% Peer Med. 15 Year CAGR 6.2% Annual NII Growth Annual Revenue Growth 5% 15% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% 8% 7% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8%

Capital & Liquidity – Supports Growth Outlook 11 Cash & Securities / Assets Loans / Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (1) Source: S&P Global. (2) Non-GAAP measure. See reconciliations on slide 43. (3) As defined by S&P Global; “Cash, cash equiv. & investment securities/assets.” (4) EOP balances. (4) (3) (2)

History of Strong, Resilient Credit – Through All Economic Environments 12 Net Charge-Offs / Average Loans Nonperforming Loans / Loans (1) UMB’s traditional peer group (15 banks); Source: S&P Global. (3) All FDIC-insured institutions; Source: FDIC Annual Statistics. 0.49% 0.25% 0.16% 0.74% 0.36% 0.16% 1.18% 0.79% 0.55% 0.50% 0.22% 0.13% 15 Year Average 0.30% 15 Year Average 0.43%

Risk-Adjusted Returns – Rowing Close to Shore 13 Source: S&P Global. Risk-Weighted Assets / Assets Return on Risk-Weighted Assets

Outperformance – Building Long-Term Value 14 15-Year Compounded Annual Growth Rates 2005 – 2020 *KBW Nasdaq Regional Bank Index (50 banks); **UMB traditional peer group (15 banks); ***All publicly-traded banks with data reported for both 2005 and 2020. Source: S&P Global. (1) Non-GAAP measure. See reconciliations on slide 43.

Dividend Trends – Sustained Growth 15 Dividends adjusted for 2-for-1 stock split in 2006. Annual Dividends Declared (1) Total +228.9% 2020 = $1.25 +3.3% Year-over-year

1st Quarter 2021 Financial Review

1Q 2021 Results At-A-Glance 17 1Q ’20 4Q ’20 1Q ’21 Linked-Quarter Performance Drivers Dollars in millions, except per share amounts. (1) Non-GAAP measure. See reconciliations on slide 43.

Pre-Tax, Pre-Provision (“PTPP”) Income (1) 1Q 2021 Earnings Highlights 18 (1) Non-GAAP measure. See reconciliations on slide 43. (2) Net gains/losses related to mark-to-market valuations on investment in TTCF stock. $196.1 $102.1 Net Income $118.2 $87.3 $83.7 $90.2 $99.4 $156.3 $92.6 $-3.4 $60.5 $73.1 Dollars in millions, except per share amounts.

Revenue Trends 19 Dollars in millions.

Net Interest Income 20 Drivers of NIM Change Liquidity Trends Impact NIM EA % IBL % COF % $194.1 $173.9 $178.2 $184.4 $194.7 $171.3 $175.7 $180.8 $180.7 Dollars in millions.

Noninterest Income 21 Current Quarter Highlights Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing Dollars in millions. (1) Source: S&P Global. Noninterest income decreased $119.4mm, or 52.3%, vs. 4Q’20. $16.1mm mark-to-market loss on investment in TTCF vs. a $108.8mm gain in prior quarter; Decrease of $4.4mm in COLI income; partially offset by $2.6mm increase in fund services income; $1.9mm increase in deposit service charges, driven largely by healthcare income; and A gain of $4.3mm on the sale of Prairie Capital Management

Noninterest Expense 22 Current Quarter Highlights Dollars in millions. Noninterest expense decreased $25.9mm, or 11.4%, vs. 4Q’20. Other expense decreased $16.8mm related to various operational and other losses incurred in the prior period; Decrease of $4.4mm in legal and consulting expense due to the variable timing of initiatives; $11.3mm in decreases in salary / wage expense, bonus and commissions and deferred compensation, partially offset by a seasonal increase of $9.6mm in payroll taxes, insurance and 401(k) expense.

$13,617 $15,098 $13,897 $14,233 $14,625 $15,732 $16,041 $16,246 Diversified Loan Portfolio 23 Average balances in millions. Loans by Region Kansas City 39% Colorado 16% Arizona 9% St. Louis 12% Greater MO 6% KS - 3% Texas 10% NE - 2% OK - 2% MN - 1% $14,933

Quarterly Loan Activity 24

Note: We removed Oil & Gas, with 3/31/21 balances of $489mm, and Student Housing CRE, with 03/31/21 balances of $151mm, from the sensitive industries list based on borrower performance and improving industry metrics. PPP loans are excluded from the denominator when calculating percentages of total loans. Impacted Sectors & Deferral Trends 25 5.1% 94.9% All Other Loans $14.4B (1) Modified Loans / Total Loans (1) 8.7% 4.6% 0.4% 0.1%

Strong Asset Quality 26 Delinquencies Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. (2) Total loans include PPP balances beginning in 2Q 2020. Net Loan Charge-Offs Nonperforming Loans Allowance for Credit Losses on Loans ACL / Total Loans (2)

27 Detailed Net Charge-Off History

$10,391 $8,633 $9,028 $9,658 $9,904 $8,573 $8,858 $9,368 $7,524 $7,928 Available-for-sale Portfolio High-Quality Investment Portfolio 28 (1) Includes purchases made for roll-off and overbuy; net of purchases related to sales/trades. Total Portfolio Average Yield: 2.23% Duration: 72 months Portfolio Statistics & Activity Average balances in millions.

Diversified Deposit Mix 29 $26,826 $20,826 $22,781 $24,127 $24,965 Deposits by Line of Business Commercial Personal Institutional Regional Banking 37% Consumer & Private Wealth 25% Corp. Trust & Inv. Banking 11% Healthcare Services 10% Asset Servicing 7% Specialty Banking 2% Investor Solutions 8% 31% 34% 34% 36% 36% Average balances in millions.

Line of Business Updates

Commercial Banking – C&I Lending 31 Commercial & Industrial Statistics (1) C&I Industry Diversification (2) Average loan size: $4.2 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions Oil & Gas Portfolio Transp. / Warehouse Diversified Technology Materials Manufacturing Retail Healthcare Commercial Services Other (4) Agribusiness RE & Construction Finance & Insurance Energy-Related $6.0B 40.6% of total UMB loans Dollars in millions. (1) Includes commercial & industrial and leases, excludes commercial credit card and PPP loans. (2) Industries as a percentage of C&I portfolio. (3) Excluding PPP loans. (3) (3) Upstream Midstream Service Downstream Line Draws & Utilization Trends

Commercial Banking – Commercial Real Estate 32 Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Total Investment CRE Portfolio Average Loan-to-value: 62% Recourse: 88% Regulatory Concentrations Total non-farmland CRE / Total RBC: 146% Construction & Development Loans / Total RBC: 32% Const. / Land Dev. 13% Owner-Occupied 28% Investment CRE 50% $6.2B Farmland 8% as of March 31, 2021 Resi. Construction = 1% of total $4.1B 27.0% of total UMB loans (2) Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Student Housing Other (4) Industries as a percentage of investment CRE and construction portfolio. (2) Excluding PPP loans. (3) Calculated using Tier 1 capital plus an adjusted ACL, per regulatory guidelines. Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Investment CRE – 3 to 10-year term loans for property investors

Commercial Banking – Capital Finance

Asset-based Lending



$342
$331
$331
$353
$356
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21

- Serving middle-market companies with revenues ~$15mm to $300mm.
- Working capital facilities typically $10mm to $50mm via lines of credit secured by accounts receivable and inventory, and term loans supported by equipment, real estate and cash-flow.
- Deeply experienced in financing acquisitions, recapitalizations and aggressive growth strategies

Factoring / Accounts Receivable Financing



$168
$140
$128
$154
$147
1Q'20
2Q'20
3Q'20
4Q'20
1Q'21

- Serving small to lower middle-market companies with revenues ~ $2mm to $150mm.
- Working capital facilities typically between $500k to $10mm for accounts receivable and inventory availability, and up to $30mm for accounts receivable only facilities.
- Financing that facilitates cash flow when traditional lending may not be available for highly-leveraged borrowers or those with a concentrated customer mix.

Mezzanine Debt & Minority Equity Investments

Examples of recent investments:

- SBIC fund - UMB Capital Corporation is a small business investment company that provides financing solutions via loans, equity and debt securities
- Swaps and derivatives - UMB Capital Finance will build customized instruments to help manage interest rate risk and optimize balance sheets
- Syndicated finance – Expertise in complex funding arrangements

Average balances in millions.

33

Personal Banking – Consumer 34 (1) Includes residential real estate and other consumer loans for retail and private banking customers. Metrics at or for the quarter ended March 31, 2021. $ millions Mobile Deposit Use 17% Digital Sales 20% 22% of non-mortgage loan applications of new retail deposit accounts vs. 11% 1Q’20 $40mm $17mm vs. $23mm 1Q’20 Expanding Digital Capabilities of consumer check/cash deposits Mobile App Rating Apple Store 4 stars Google Store 4.5 stars +74%

Personal Banking – Private Wealth Management 35 Includes AUM and AUA. (2) American Customer Satisfaction Index “Score.” Source: Market Strategies International. (3) Source: 2020 Forrester Net Promoter Benchmarks Study Personal Trust 29% Investment Advisory 22% Non-Managed AUA 27% IRAs 5% Brokerage 4% Other 4% Charitable9% Customer Assets Managed Assets (AUM): $11.4B Non-Managed Assets (AUA): $4.3B $639mm $694mm FY’19 FY’20 New Assets / Sales (1) Composition as of March 31, 2021

Institutional Banking – Fund Services & Institutional Custody 36 Assets Under Administration +37% YoY (1) Fund Intelligence ‘19-’20 Awards. (2) Hedgeweek U.S. Awards ‘20 & Private Equity Wire U.S. Awards ‘20. (3) 2020 Mutual Fund Service Guide. (4) Private Equity Wire U.S. Awards ’19. Best Interval Fund Administrator (1) Best Administrator – Technology (2) Voted #1 Transfer Agency (3) Fund Services – Registered Funds & Alternative Investments Institutional Custody $345B $252B $286B $306B $336B # 1 Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Top 10 Mutual Fund Custodian (4) TOP 10 Best US Custodian – 2019 (3)

Institutional Banking – Corp/Specialty Trust & Capital Markets 37 (1) Ranked by number of issues; Thomson Reuters municipal rankings, December 2020. (2) Bloomberg; ranking for 2020. Corporate Trust & Escrow Services Provides bond trustee, agency, escrow and custodial services to municipal and corporate issuers. Offerings include funeral trusts and educational trusts for charter schools. Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other large-scale transportation and real estate projects. Workout services on behalf of bondholders of defaulted transactions. New Irish Office +17% New Business $ Volume on 112 Deals +70% +55% New Business $ Volume on 560 Deals Builds presence in top aviation leasing market Capital Markets Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. $30,090,000 Revenue Bonds, Series 2017 $55,930,000 Revenue Bonds, Series 2020 Sole Manager Examples of recent deals: $605,600,000 Revenue Bonds, Series 2021 Co-Sr. Manager $19,840,000 Revenue Bonds, Series 2021 Sole Manager KCK Community College Miami Dade County Boys Town Customer Count Growth At, or for the 3 months ended, 03/31/21. All comparisons are 1Q’21 vs. 1Q’20.

FDIC Sweep Assets $69B Institutional Banking – Investor Solutions & Healthcare Services 38 (1) InvestmentNews 2019. (2) Financial Planning June 2020. (3) Ranked by number of accounts; Devenir Research Year-end 2020 Market Statistics & Trends Report. Investor Solutions Provides large-scale banking services and payment solutions for non-bank financial institutions and fintech companies. Annual ACH Transactions Added 4 new fintech clients in 2020 Healthcare Services Provides healthcare payment solutions including health savings accounts (HSAs), healthcare spending accounts and payments technology.  HSA Account Holders 1.4mm In HSA Assets & Deposits $3.3B Top 5 HSA Custodians in the U.S. (3) TOP 5 30% of Top Independent Broker-Dealers are UMB Clients (2) 60% of Top Clearing Firms are UMB Clients (1) Benefit Cards 5mm >50mm > 5mm accounts

Payments – Credit & Debit Card Products 39 $3,550 $3,362 $2,578 $3,122 $3,315 Dollars in millions. (1) Rank in commercial, consumer and small business card purchase volume among the top 50 2020 U.S. issuers. Source: Nilson Report, December 2020 Card Purchase Volume & Interchange Trends vs. 1Q ‘20 +5.6% 1Q ‘21 Card Spend $3.6B 23rd In U.S. Credit Card Purchase Volume (1) #23

Appendix

Leadership – Our Board of Directors 41 AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee RC = Risk Committee

Forward-Looking Statements 42 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously, the COVID-19 pandemic (the “pandemic”) may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. The pandemic has created a global public-health crisis that has resulted in widespread volatility and deteriorations in household, business, economic, and market conditions. It is currently adversely affecting the company and its customers, counterparties, employees, and third-party service providers, and the continued adverse impacts on our business, financial position, results of operations, and prospects could be significant. We are not able to accurately predict the extent of the impact of the pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects at this time, and we believe it will depend on a number of evolving factors, including: (i) the duration, extent and severity of the pandemic; (ii) the response of governmental and non-governmental authorities to the pandemic, which is rapidly changing and not always coordinated or consistent across jurisdictions; (iii) the effect of the pandemic on our customers, counterparties, employees and third-party service providers, which may vary widely, and which is generally expected to increase our credit, operational, and other risks and (iv) the effect of the pandemic on economies and markets, which in turn could adversely affect, among other things, the origination of new loans and the performance of our existing loans. The pandemic is also expected to have a significant impact on our current expected credit loss (CECL) calculation and related provision under a new accounting standard that we were required to adopt in January 2020. The CECL calculation includes periodic estimates of the net amount expected to be collected over the contractual term of certain financial assets, and requires us to take into account, among other things, economic conditions forecasted over the life of the financial asset, including the current and anticipated effects of the pandemic. Any forward-looking statement should be evaluated in light of these considerations. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Non-GAAP Reconciliations 43 In this presentation, we provide information about pre-tax pre-provision income, pre-tax, pre-provision income on a fully tax equivalent basis (PTPP-FTE), pre-tax, pre-provision earnings per share – diluted (PTPP EPS), pre-tax, pre-provision FTE earnings per share – diluted (PTPP-FTE EPS), tangible shareholders’ equity, tangible assets, tangible common equity ratio and tangible book value per share, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled on the next 4 slides. Pre-tax pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Pre-tax, pre-provision income on a fully tax equivalent basis for the relevant period is defined as GAAP net interest income on a fully tax equivalent basis plus noninterest income, less noninterest expense. Tangible book value per share is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as the Company’s total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets.

Non-GAAP Reconciliations 44 Pre-Tax, Pre-Provision Income (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 45 Pre-Tax, Pre-Provision Income on a Fully Tax-Equivalent Basis (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 46 Tangible Book Value (1) Share count for December 31, 2005, adjusted for Company’s 2-for-1 stock split on May 31, 2006. (unaudited, dollars in thousands except share and per share data)

Non-GAAP Reconciliations 47 Tangible Common Equity Ratio (unaudited, dollars in thousands)